UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 25, 2011

OPTELECOM-NKF, INC.

 (Exact Name of Issuer as Specified in Charter)

DELAWARE	000-08828	52-1010850
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12920 Cloverleaf Center Drive, Germantown, Maryland	20874
(Address of Principal Executive Offices)	(Zip Code)

(301) 444-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Introductory Note.

On January 27, 2011, Optelecom-NKF,  Inc., a Delaware corporation (“Optelecom”), completed its merger (the “Merger”) with Ohio Merger Subsidiary, Inc. (“Merger Sub”), a Delaware corporation and an indirect wholly-owned subsidiary of TKH Group N.V., a company organized and existing under the laws of The Netherlands (“Parent”), pursuant to an Agreement and Plan of Merger dated as of November 10, 2010 by and among Optelecom, Parent and Merger Sub (the “Merger Agreement”).  As a result of the Merger, Merger Sub merged with and into Optelecom and Optelecom, as the surviving corporation in the Merger (the “Surviving Corporation”), became an indirect wholly-owned subsidiary of Parent.

Section 1  Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

On January 25, 2011, Optelecom entered into a Loan Agreement with Parent (the “Loan Agreement”), pursuant to which Parent loaned Optelecom €6,500,000 to pay off an outstanding loan from Draka Holding N.V. to Optelecom pursuant to the terms and conditions of the Draka Note Agreement (as such term is defined in the Merger Agreement).  The amounts due under the Loan Agreement accrue interest at an annual interest rate of 10% and are due and payable on December 31, 2011.  Optelecom’s obligations under the Loan Agreement are secured by a pledge of 65% of the shares of Optelecom-NKF Holding B.V., Optelecom’s subsidiary holding company in The Netherlands.

Section 2  Financial Information.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 27, 2011, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Optelecom.  Optelecom is the Surviving Corporation and upon the effective time of the Merger became an indirect wholly-owned subsidiary of Parent.  Pursuant to the Merger, each share of Optelecom common stock, par value $0.03 per share (“Common Stock”), issued and outstanding immediately before the Effective Time (as such term is defined in the Merger Agreement) of the Merger, except for shares owned by stockholders who have properly demanded appraisal rights, was cancelled and automatically converted into the right to receive $2.45 in cash, without interest and less any applicable withholding taxes (the “Per Share Merger Consideration”).  The consideration for the Merger was funded by Parent’s cash on hand and existing credit facilities.

A copy of the press release announcing the closing of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Section 3  Securities and Trading Markets.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, Optelecom (i) notified The Nasdaq Capital Market (“Nasdaq”) on January 27, 2011 that, at the Effective Time, each share of Common Stock issued and outstanding immediately before the Effective Time was cancelled and automatically converted into the right to receive the Per Share Merger Consideration and (ii) requested Nasdaq to file with the Securities and Exchange Commission (“SEC”) an application on Form 25 to deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As a result of the

Merger and such notification and request, the last day of trading of the Common Stock on Nasdaq was January 27, 2011.  Optelecom intends to file a Form 15 with the SEC requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of Optelecom’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, (i) each share of Common Stock issued and outstanding immediately before the Effective Time was cancelled and automatically converted into the right to receive an amount in cash equal to the Per Share Merger Consideration, (ii) each outstanding stock option to purchase shares of Common Stock (“Stock Option”) vested in full and was cancelled without payment because the exercise price of each outstanding Stock Option was greater than the Per Share Merger Consideration and (iii) each restricted stock unit outstanding immediately before the Effective Time vested in full and converted into the right to receive an amount in cash equal to the Per Share Merger Consideration.

Section 5  Corporate Governance and Management.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.  Except as specified in the Merger Agreement, there are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

On January 27, 2011, pursuant to the terms of the Merger Agreement, effective upon the completion of the Merger, each member of the board of directors of Optelecom resigned from their respective positions with Optelecom and the directors of Merger Sub became the directors of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time of the Merger, on January 27, 2011, the certificate of incorporation and bylaws of Optelecom, each as in effect immediately prior to the Merger, were amended and restated in their entirety in accordance with the terms of the Merger Agreement and as described in the definitive proxy statement on Schedule 14A filed by Optelecom with the SEC on December 20, 2010.

Copies of the certificate of incorporation and by-laws of the Surviving Corporation are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Surviving Corporation

3.2	Amended and Restated Bylaws of the Surviving Corporation

99.1	Press Release dated January 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optelecom-NKF, Inc.

Date: January 28, 2011	By:	/s/ David Patterson
		Name:	David Patterson
		Title:	President and CEO

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Surviving Corporation

3.2	Amended and Restated Bylaws of the Surviving Corporation

99.1	Press Release dated January 28, 2011